UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2024

CareMax, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39391	85-0992224
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 NW 57th Court Suite 400
Miami, Florida		33126
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 786 360-4768

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share*	CMAXQ	N/A
Warrants, each whole warrant exercisable for 1/30th of one share of Class A common stock*	CMXWQ	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

*On November 29, 2024, the Nasdaq Stock Market LLC (“Nasdaq”) suspended trading of CareMax, Inc. Class A common stock, par value $0.0001 per share (“Common Stock”), and warrants. The Common Stock currently trades on the OTC Pink Marketplace maintained by the OTC Markets Group, Inc. under the symbol “CMAXQ” and the warrants currently trade on the OTC Pink Marketplace maintained by the OTC Markets Group, Inc. under the symbol “CMXWQ.”

Explanatory Note

As previously disclosed in a Current Report on Form 8-K filed by CareMax, Inc., a Delaware corporation (the “Company”), on November 18, 2024 (the “Previous 8-K”), on November 17, 2024, the Company and certain of its controlled affiliates (such affiliates, together with the Company, the “Debtors”) commenced filing voluntary petitions (the “Chapter 11 Cases”) in the U.S. Bankruptcy Court for the Northern District of Texas (the “Bankruptcy Court”) seeking relief under chapter 11 of title 11 of the U.S. Code (the “Bankruptcy Code”). The Chapter 11 Cases are being jointly administered under Case No. 24-80093 (MVL). The Debtors continue to operate their business and manage their properties as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

Item 7.01 Regulation FD Disclosure

Monthly Operating Reports

On December 29, 2024, the Debtors filed with the Bankruptcy Court their monthly operating reports for the period ended November 30, 2024 (the “Monthly Operating Reports”). The Monthly Operating Reports for CareMax, Inc. and Managed Healthcare Partners, L.L.C. are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively. This Current Report on Form 8-K (including the exhibits hereto, the “Form 8-K”) will not be deemed an admission as to the materiality of any information herein. Additional information about the Chapter 11 Cases, including monthly operating reports filed on behalf of each of the other Debtors and access to Bankruptcy Court documents, is available online at https://cases.stretto.com/CareMax, a website administered by CareMax’s claims agent, Stretto, Inc. The documents and other information on this website are not part of this Current Report on Form 8-K and shall not be deemed incorporated by reference herein.

Cautionary Statement Regarding the Monthly Operating Reports

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Reports, which were not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Reports are limited in scope, cover a limited time period, and have been prepared solely for the purpose of complying with the reporting requirements of the Bankruptcy Court. The Monthly Operating Reports were not audited or reviewed by independent accountants, were not prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”), are in a format prescribed by applicable bankruptcy rules and guidelines, and are subject to future adjustment and reconciliation. Furthermore, the monthly financial information contained in the Monthly Operating Reports have not been subjected to the same level of accounting review and testing that the Debtors apply when preparing their quarterly and annual consolidated financial information in accordance with GAAP. Accordingly, upon the application of such procedures, the Debtors believe that the financial information may be subject to change, and these changes could be material. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Reports are complete. Results and projections set forth in the Monthly Operating Reports should not be viewed as indicative of future results

This information and the information contained in Exhibits 99.1 and 99.2 are furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as may be expressly set forth by specific reference in any such filing, regardless of any general incorporation language in the filing.

Cautionary Note Regarding the Company’s Securities

The Company cautions that trading in its securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Cases. In particular, the Company expects that its security holders will experience a complete loss on their investment.

Forward-Looking Statements

This current report contains forward-looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995, as amended.

These forward-looking statements include, but are not limited to, statements regarding the Debtors’ continued operation of the business as “debtors-in-possession”; other statements regarding the Company’s strategy and future operations, performance and prospects among others; and any assumptions underlying any of the foregoing. Words such as "anticipate," "believe," "budget," "contemplate," "continue," "could," "envision," "estimate," "expect," "guidance," "indicate," "intend," "may," "might," "plan," "possibly," "potential," "predict," "probably," "pro forma," "project," "seek," "should," "target," or "will," or the negative or other variations thereof, and similar words or phrases or comparable terminology, are intended to identify forward-looking statements. These forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this current report. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements, including, but not limited to: the Company’s ability to fund its planned operations through the Chapter 11 Cases and its ability to continue as a going concern; the adverse impact of the Chapter 11 Cases on the Company’s business, financial condition, and results of operations; the Company’s ability to successfully consummate its restructuring (the “Restructuring”) and emerge from the Chapter 11 Cases, including by entrance into the Restructuring Support Agreement (the “RSA”) and ultimately satisfying the conditions and milestones set forth therein; the Company’s ability to improve its liquidity and long-term capital structure and to address its debt service obligations through the Restructuring; the Company’s ability to make the required payments under the agreements governing its current debt obligations; the Company’s ability to maintain relationships with suppliers, physicians, patients, employees and other third parties as a result of the Restructuring and the Chapter 11 Cases; the Company’s ability to execute on currently contemplated asset sales; the effects of the Restructuring and the Chapter 11 Cases on the Company and the interests of various constituents; risks and uncertainties associated with the Restructuring, including the Company’s ability to receive approvals for the sales of its MSO and core centers businesses, obtain confirmation of the Plan under the Chapter 11 Cases and successfully consummate the Restructuring; the Company’s ability to receive any required approvals of the Plan and the responses of its securityholders and other stakeholders, including those party to the Restructuring and the RSA; subject to the successful outcome of the Restructuring, the nature, cost, impact and outcome of pending and future litigation, other legal or regulatory proceedings, or governmental investigations and actions; the impact of the delisting of the Company’s common stock and warrants from Nasdaq; and other risks and uncertainties described from time to time in the Company’s filings with the SEC. These and other risks, assumptions and uncertainties are more fully described in Item 1A (Risk Factors) of the Company’s most recent Annual Report on Form 10-K and in other documents that the Company files or furnishes with the SEC, which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to rely on these forward-looking statements, which speak only as of the date they are made. The Company expressly disclaims any current intention, and assumes no duty, to update publicly any forward-looking statement after the distribution of this report, whether as a result of new information, future events, changes in assumptions or otherwise.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Monthly Operating Report for CareMax, Inc. for the period ended November 30, 2024.

99.2	Monthly Operating Report for Managed Healthcare Partners, L.L.C. for the period ended November 30, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 3, 2025	By:	/s/ Kevin Wirges
Name: Kevin Wirges Title: Executive Vice President, Chief Financial Officer and Treasurer